UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2015
COLORADO INTERSTATE GAS COMPANY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-4874 (Commission File Number)	84-0173305 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 23, 2015, Colorado Interstate Gas Company, L.L.C. (the “Company”) issued a press release and delivered notice to the New York Stock Exchange (“NYSE”) of the Company’s intent to voluntarily withdraw the Company’s 6.85% Senior Debentures due June 15, 2037 from listing on the NYSE and to voluntarily terminate the registration of such debentures under the Securities Exchange Act of 1934, as amended. The press release is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Colorado Interstate Gas Company, L.L.C. dated November 23, 2015.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO INTERSTATE GAS COMPANY, L.L.C.

Dated: November 23, 2015	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Colorado Interstate Gas Company, L.L.C. dated November 23, 2015

4